UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 7, 2016

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure

On June 7, 2016, Simulations Plus, Inc., a California corporation, attended the LD Micro Investor Conference in Los Angeles, CA. Simulations Plus presented and held one-on-one meetings with investors. The PowerPoint slides, which were used for discussion at the Conference, are attached herein as exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01       Other Events

On June 7, 2016, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release announcing preliminary revenues for the third fiscal quarter of fiscal year 2016 ended May 31, 2016. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in our most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report or with respect to the announcements described herein.

Item 9.01       Financial Statements and Exhibits

(d)       Exhibits

99.1	Press release issued on June 7, 2016.
99.2	PowerPoint presentation used at the LD Micro Investor Conference in Los Angeles, CA held on June 7, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: June 7, 2016	By: /s/ John R. Kneisel
John R. Kneisel
Chief Financial Officer

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